Exhibit 10.18

SEA WORLD

DOCUMENTS

Lease Amendment

Document No 762304

January 9, 1978

•	Perez Cove Marina, Atlantis and Sea World leases, lease amendments and premises merged.

•	Lease Term—40 years commencing January 1, 1978 and expiring December 31, 2018.

•	Master Plan filed as Document No. 762202.

•	Percentage Rents.

First $600,000 of Food & Non-alcoholic Beverages	2-1/2%
Food & Non-alcoholic Beverages in excess of $600,000	3%
Sale of General Admission tickets	2-1/2%
Alcoholic beverages	5%
Parking lots	7%
Other	7%
Boat rides, Skyride, Shamu ride, Sky Tower	3%
Animal food	3%
Game or amusement devices	5%
Institutional advertising	2-1/2%
Petroleum products except diesel	3%
Diesel	1-1/2%
Boats, motors & accessories sold at time of initial sale	2%
Boat service, sale of parts and accessories	4%
Boat storage	7%
Boat slips	20%

•	Liability insurance: One Million Dollars ($1,000,000) Dollars Combined Single Limit liability

•	Subsequent encumbrances must be approved by City Manager.

•	Institutional Advertising promulgated

LEASE AMENDMENT

THIS LEASE AMENDMENT, executed in duplicate 14 day of December 1977, at San Diego, California, by and between THE CITY OF SAN DIEGO, a municipal corporation, in the County of San Diego, State of California, hereinafter referred to as the “CITY” and Sea World, Inc., a Delaware corporation, whose address is 1720 South Shores Road, San Diego, California 92109, hereinafter referred to as “LESSEE”, is entered into in reference to the following:

1. The Lease between City of San Diego and Marine Park Corporation (by change of corporate name and subsequent merger now vested in Sea World, Inc.) dated July 11, 1963 and the Amendments thereto:

First Amendment dated January 13, 1966;

Second Amendment dated June 30, 1966;

Third Amendment dated December 5, 1967;

Fourth Amendment dated September 24, 1968;

Fifth Amendment dated March 12, 1971;

Sixth Amendment dated November 10, 1975;

of Premises occupied by Sea World Park.

2. The Lease between City of San Diego and Sea World, Inc. dated February 7, 1967 of Premises occupied by the Atlantis Restaurant, and Amendments as follows:

June 12, 1967;

December 27, 1967.

3. The Lease between City of San Diego and Herman Poe, Herbert Bruggeman and Emet A. Ries subsequently assigned to BRP, Inc. dated September 8, 1960 of Premises occupied by Perez Cove Marina, Mission Bay Park and the following Amendments thereto:

First Amendment dated February 19, 1962;

Second Amendment dated August 6, 1962;

Third Amendment dated December 23, 1963;

Fourth Amendment dated June 25, 1964;

Fifth Amendment dated April 27, 1965;

Sixth Amendment as deleted dated December 16, 1965;

Seventh Amendment dated March 16, 1967;

Eighth Amendment dated April 27, 1971.

4. Sea World, Inc. and BRP, Inc. have entered into an agreement, subject to the approval of the City, providing for the assignment of the Lease of The Perez Cove Marina Premises to Sea World and Sea World’s purchase of leasehold improvements situated thereon.

5. The Perez Cove Marina property is contiguous on one side of the property covered by the Sea World Lease and on another side by property covered by the Atlantis Restaurant Lease. Upon consummation of the Perez Cove Assignment the three properties will constitute a contiguous parcel under one ownership.

6. The foregoing leases contain numerous provisions that are identical or similar in both language and legal effect.

7. To simplify management of the property and administering the leases it is desired that the three Lease Agreements be consolidated into a single document, and that the property be managed and leases administered accordingly.

Therefore, in consideration of each of the parties agreeing to the modification of the commitments on their part to be performed, which are contained in said leases; of the benefits to each of the parties derived from such modifications; and in further consideration of the promises, covenants and mutual commitments herein set forth, the parties agree that each of the foregoing referred to Leases and Amendments thereto, are terminated in their entirety on the effective date of this Agreement, which date in hereinabove set forth and, in lieu thereof, the parties enter into this Lease Agreement as follows:

W I T N E S S E T H

ARTICLE I

DEMISE

THE CITY hereby leases to LESSEE and LESSEE hereby leases and hires from CITY those parcels of real property and water area, together with appurtenances thereto situated in the COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, which are set forth in Exhibit “1”. Said parcels are herein collectively referred to as the Premises, and individually are referred to as Parcel “A”, Parcel “B” and Parcel “C”.

ARTICLE II

TERM

The term hereafter referred to as the “Term”, of this Lease shall be the period of 40 years, beginning January 1, 1978 and ending December 31, 2012.

ARTICLE III

USE OF THE PREMISES

A. Parcel “A: of the Premises herein referred to as Parcel “A” shall be used for the primary purpose of constructing, operating and maintaining thereon an ocean aquarium exhibit (also referred to herein as “marine life exhibit”) substantially of the type and nature described in the Precise Plan of development of said Parcel (also referred to herein as

“Master Plan”) filed in the Office of the City Clerk as Document No. 762202, as mutually revised in writing between CITY and LESSEE, and for the following incidental uses: Operating and maintaining boat rides, skyride, sky tower and shamu ride concessions; snack bars; gift shops, institutional advertising which is incidental to the foregoing uses as described in Article XXXIX, herein, and for such other incidental uses as are specifically approved in writing by the City Manager of CITY; provided, however, all incidental activities and uses stated herein or hereafter authorized shall be complimentary to the primary use of an ocean aquarium exhibit or otherwise deemed desirable in the opinion of the City Manager to serve the patrons of said ocean aquarium exhibit; provided further, that boat rides and institutional advertising as authorized herein shall be subject to the provisions of Articles XXXIX and XL, respectively, hereof.

B. Parcel “B” of the Premises are leased for the purpose of constructing, operating and maintaining thereon a marina facility to serve the general boating public, which facility may include boat launching facilities, boatslips, boat storage, marine fuel dock, sale of marine hardware, parts and accessories; those commercial facilities permitted for Parcel “B” under the study entitled Mission Bay Park Master Plan for Land and Water Use, 1976; offices, service facilities and laboratories for Sea World Park and Hubbs-Sea World Research Institute; and, may include at LESSEE’s option, a restaurant and cocktail lounge, snack bar, the sale of beer for off-site consumption, and such other allied uses which are first approved in writing by the City Manager of CITY.

C. Parcel “C” of the Premises shall be used for the primary purpose and LESSEE shall have the right of constructing, operating and maintaining thereon a quality restaurant and cocktail lounge, a skyride terminal, a boat pier and selling rides on watercraft, and a banquet facility. LESSEE shall in addition to the foregoing have the right to use Parcel “C” to operate and maintain thereon activities which are incidental to the foregoing and such activities as may from time to time be desirable to serve the patrons of restaurant and the public as may have first been approved by the City Manager in writing.

D. In connection with the maintenance and operation and selling of rides on watercraft from or upon Parcels “A” and “C”, LESSEE shall have and CITY hereby grants and extends to LESSEE the right and privilege.to operate watercraft in the public waterways of Mission Bay; LESSEE shall also have the right to embark and disembark passengers at Parcels “A” and “C” and the right to construct and maintain into the said Parcel “A” and “C” from the waterways fronting on said Parcels a channel at the location and of the dimension indicated on the Master Plan.

Granting of this right and privilege in connection with use and operation of watercraft on the waters of Mission Bay may be suspended by the CITY at any time when, in the opinion of the City Manager, such use becomes detrimental or hazardous to the other uses of Mission Bay. In any event, the CITY shall have the right upon ten (10) days written notice to require LESSEE to suspend the use and operation of watercraft for limited and predetermined periods when in the opinion of the City Manager, such use and operation would duly interfere with the use of Mission Bay for major public events.

Such suspension shall be without liability to the CITY for damages of any kind suffered by the LESSEE as a result of such suspension. The rights and privileges hereby granted shall be subject to the availability of operating area at approved speeds, and under such other municipals, state and federal rules and regulations as are applicable to the operation of watercraft.

E. In connection with Parcels “A” and “C”, LESSEE shall have the right to operate an aerial sky ride over the waters of Mission Bay Park between the points Mission Bay Co-ordinates North 6,121.00 feet and West 12,864.36 feet, and North 6,460.00 feet and West 14,229.00 feet of said San Diego City Engineer’s Mission Bay Co-ordinates Systems. Further, LESSEE shall have the right to construct and maintain two supporting towers for the sky ride in a 20-foot square-area, the center of which is located at the following points:

(a)	Mission Bay Co-ordinates North 6,206.59 feet and West 13,205.92 feet.

(b)	Mission Bay Co-ordinates North 6,368.30 feet and West 13,919.36 feet.

F. LESSEE shall use the Premises only for the purpose of conducting thereon the businesses for which they are demised, and shall diligently conduct such businesses so produce a reasonable and substantial gross income.

ARTICLE IV

RENT

The rent which LESSEE hereby agrees to pay to CITY and which shall be paid at the Office of the Treasurer of the CITY OF SAN DIEGO, Room 162, Civic Center, San Diego, California 92101, is as follows:

A. LESSEE shall pay to CITY a sum of money equal to the total of the sums computed on the basis of the various percentages of LESSEE’s gross income from this Premises as hereinafter set forth in this ARTICLE IV, or the minimum yearly rent as hereinafter set forth in this ARTICLE IV, whichever of the two sums is the greater.

1. The percentage rental which LESSEE agrees to pay CITY shall be computed on the basis of the following percentages:

a. TWO AND ONE HALF PERCENT (2-1/2%) of the first $600,000.00 of gross income derived from the dispensing of the food and non-alcoholic beverages upon Parcel “C” including gross income derived from the operation of any restaurant, snack bar, cocktail lounge, bar, delicatessen, and from the sale of groceries during each year.

b. THREE PERCENT (3%) of all gross income in excess of the $600,000.00 referred to in the preceding sub-paragraph a., derived from the dispensing of food and non-alcoholic beverages including such gross income derived from the operation of any restaurant, snack bar, cocktail lounge, bar, delicatessen or from the sale of groceries.

c. TWO AND ONE-HALF PERCENT (2-1/2%) of the gross income derived from the sale of general admission tickets which tickets are defined as those tickets which permit entry into the Sea World Park area.

d. FIVE PERCENT (5%) of the gross income from operations of any cocktail lounge, bar or other facility whose primary function is dispensing alcoholic beverages or from the sale or service of any alcoholic beverages dispensed from any facility regardless of its primary function, excepting meals or food served on the Premises from any such facility shall be subject to the rent stated in a. and b. above.

e. SEVEN PERCENT (7%) of the gross income, if any, from operation of the parking lot or lots.

f. SEVEN PERCENT (7%) of the gross income, from any other sale, service or operation on the Premises approved under the purposes for which this Lease is granted; or such other percentage of gross income as maybe agreed upon by the City Manager prior to the commencement of any. such activity, service or operation. In the event the parties cannot reach an agreement on the percentage rent to be paid to CITY, then such activity, service or operation shall not be entered into by LESSEE.

g. Rent paid to City from coin-operated vending machines shall be computed and included in the computation of rent due in accordance with sub-paragraphs a., b. or d. of this paragraph 1., on the basis of total income from said machines. Provided, however, that said rent paid for telephones, cigarette machines and other coin-operated vending machines which may from time to time be mutually acknowledged and agreed to be installed primarily for the public convenience; shall, be computed on the basis of the income received by LESSEE rather than on the gross income of the machine, if LESSEE has no ownership equity in said machine and if the total gross income from all vending machines on the leased Premises does not exceed $800.00 per month.

h. THREE PERCENT (3%) of the gross income from operation of the boat rides, skyride and shamu ride concessions, and THREE PERCENT (3%) of the gross income from operation of the sky tower ride concession. Any other ride concession that may be added by approval of the City Manager pursuant to ARTICLE III hereof shall be subject to such rent as is mutually agreed in writing between the City Manager and LESSEE.

i. THREE PERCENT (3%) of the gross income derived from sale of animal food for feeding animals by spectators.

j. FIVE PERCENT (5%) of the gross income derived from any game or amusement device.

k. TWO AND ONE-HALF PERCENT (2-1/2%) of gross income from all institutional advertising as authorized herein.

1. THREE PERCENT (3%) of gross income from sale of petroleum products excepting diesel fuel.

m. ONE AND ONE-HALF PERCENT (1-1/2%) of gross income from sale of diesel fuel.

n. TWO PERCENT (2%) of gross income from sale of boats and motors, including any accessories installed at the time of initial sale.

o. FOUR PERCENT (4%) of gross income from service of boats and motors, sale of boat and motor parts, accessories to boats and motors, and of marine hardware.

p. SEVEN PERCENT (7%) of gross income from rental of boat storage, and related boating operations.

q. TWENTY PERCENT (20%) of gross income from the rental of boat slips.

r. All income received by LESSEE from the sale of licenses or permits for a governmental agency, shall be excluded from computation of gross income as defined above. Also, all income to LESSEE from sale of merchandise to other dealers, at actual cost, with no mark-up, as a method of changing inventories and resulting in no profit for LESSEE shall be excluded from computation of gross income. Galley sales of food and beverages made from boats operating from the Premises outside of Mission Bay shall be excluded from computation of gross income. Also, allowances made by LESSEE for “traded-in” merchandise shall all be excluded from computation of gross income, provided LESSEE keeps adequate records, in the opinion of the CITY, from which CITY can determine what allowances were made.

2. The minimum annual rental for the Premises shall be the sum of Two Hundred Eighty Thousand Dollars ($280,000). Provided, that for the second five years of this Lease Agreement, commencing with the sixth year of this Lease Agreement, and for each subsequent five-year period during the term of this Lease Agreement, the annual minimum rent, at CITY’S option, may be adjusted to a figure of not more than sixty-six and two-thirds percent (66-2/3%) of the average actual rent paid during the previous five-year period, but in no event shall said annual minimum rent be less than $280,000.

B. When a portion of the Premises is leaded by LESSEE to a sub lessee, the rental and use of the Premises shall be subject to approval of the CITY in the manner set forth in ARTICLE XL of this Agreement. It is contemplated that the CITY shall not receive less rent under a sub-lease agreement that if that operation were conducted by the LESSEE. The rent received by LESSEE from the sub-Lessee above rental to CITY shall not be computed as part of the LESSEE’s gross income against which the percentage rental applies.

C. LESSEE shall render monthly to CITY on accounting of gross income and rent due based upon the percentage rental therein set forth and shall, in accordance with such accounting, pay to CITY percentage rent due for such month on or before the thirtieth day following the month in which such gross income was earned and specified in ARTICLE V of this Lease Agreement. In the event LESSEE fails to pay such rent when due, LESSEE shall pay CITY, in addition to the delinquent rent, a sum of money equal to 5% of said delinquent rent. In the event said delinquent rent is still unpaid after fifteen days of becoming delinquent, LESSEE shall pay CITY, in addition to delinquent rent, a sum of money equal to 10% of said delinquent rent. Such additional sum, or sums, shall be deemed compensation to CITY for loss and expenses resulting from such delinquency, including cost of servicing the delinquent account. The City Manager of CITY may for a good cause waive any such delinquency compensation charge upon written application of LESSEE prior to the delinquent period,.

Notwithstanding the foregoing provisions for delinquent rent compensation, a failure of LESSEE to pay said rent when due shall constitute a default which at the option of the City Manager shall be grounds for termination by CITY under the provisions of ARTICLE XVI of this Agreement.

ARTICLE V

MAINTENANCE OF RECORDS

Gross income as used in this Lease shall include all income resulting from occupancy of the demised Premises from whatever source derived whether received or to be come due, (except such income as shall be specifically excluded elsewhere in this Agreement) including the amount of any manufacturer’s or importer’s excise tax included in the prices of property sold, even though the manufacturer or importer is also the retailer thereof, and it is immaterial whether the amount of such excise tax is stated as a separate charge. Gross income, however, shall not include Federal, state or Municipal taxes collected from the consumer as a separate charge and paid over periodically by LESSEE to a governmental agency accompanied by a tax return or statement, but the amount of such taxes shall be shown on the books and records elsewhere herein required to be maintained.

Whenever the rent hereunder is depended on percentage calculations of gross income accruing to LESSEE, LESSEE shall keep, or cause to be kept, true, accurate and complete records and double entry books from which the CITY can at all times determine the nature and amounts of income subject to rental percentage from the operation of the Premises. Such records shall show all transactions relative to the conduct of the operation, and such transactions shall be supported by documents or original entry or original entry such as sales slips, cash register tapes, purchase invoices and tickets issued. In the event of admission charges, LESSEE shall either (i.) issue serially-numbered tickets for each paid admission and shall keep adequate records of said serial numbers issued and of those unused or (ii) record admission charges by means of a cash register system which automatically issues a customer’s receipt. All sales or rentals of merchandise and services rendered shall be recorded by means of cash register system which automatically issues a customer’s receipt or certifies the amount recorded on a sales slip. All said cash register systems shall have a locked-in total which is constantly accumulating, which total cannot be reset, and at the option of the CITY, a constantly locked-in accumulating printed transaction counter which cannot be reset, and/or printed detailed audit tape located within the register. Complete beginning and ending cash register readings shall be made a matter of daily record. Said books of account and records shall be kept or made available at one location within the limits of the City of San Diego. Not later than the thirtieth of each month, LESSEE shall render to CITY a detailed statement as to the source of the receipts showing all money accrued and sales made during the preceding month together with the amount payable to CITY as hereinabove provided and shall accompany same with a remittance of the amount so shown to be due CITY. CITY shall, through its duly authorized agents or representatives, have the right to at any and all reasonable times examine and audit said records for the purpose of determining the accuracy thereof, and of the monthly statements of moneys accrued and sales made on said Premises.

ARTICLE VI

QUIET POSSESSION

LESSEE, paying the said rent and performing the covenants and agreements aforesaid, shall and may at all times during the said term peaceably and quietly have, hold and enjoy the Premises for the Term aforesaid. If CITY for any reason whatsoever cannot deliver possession of the Premises to LESSEE at commencement of said Term as hereinbefore specified, or, if LESSEE is dispossessed through actions of a title superior to

CITY’S, then and in either of such events, this Lease shall not be void or voidable nor shall CITY be liable to LESSEE for any loss or damage resulting therefrom; but there shall be determined and stated in writing by the City Manager of CITY a proportionate deduction of the rent covering the period or periods during which LESSEE is prevented from having the quiet possession of the demised Premises.

ARTICLE VII

INSURANCE RISKS

The LESSEE shall not use, or permit the Premises, or any part thereof, to be used, for any purpose or purposes other than the purpose or purposes for which the Premises are hereby leased. Unless included within said purposes authorized by CITY or necessarily incidental to such uses, no use shall be made or permitted to be made, or permitted to be made of the Premises, nor acts done, which will increase the existing rate of insurance upon the building or buildings, if any, belonging to CITY which may be located on the Premises or in which the Premises may be located, or cause a cancellation of any insurance policy covering said building or buildings, or any part thereof, nor shall any article which may be prohibited by the standard form of fire insurance policy be or be permitted, to be kept, used, or sold in or about said Premises. The LESSEE shall at its sole cost and expense, comply with any and all requirements, pertaining to the Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said buildings and appurtenances.

ARTICLE VIII

MECHANIC’S LIEN BOND

LESSEE will save CITY free and harmless and indemnify CITY against all claims for labor and materials in connection with improvements, repair or alterations to the Premises, and the cost of defending against such claims, including reasonable attorney’s fees.

In the event that improvements, repairs, or alterations are being constructed on the Premises by anyone other than-the CITY and a lien is filed, LESSEE shall file with the CITY within five days a bond sufficient to pay in full all claims of all persons seeking relief under the lien. The bond shall be acknowledged by the LESSEE as principal and by a corporation satisfactory to CITY licensed by the Insurance Commissioner of the State of California to transact the business of a fidelity and surety insurance company as surety.

ARTICLE IX

ENTRY AND INSPECTION

CITY reserves, and shall always have the right to enter the Premises for the purpose of viewing and ascertaining the condition of the same, or to protect its interest in the Premises or to inspect the operations conducted on said Premises. In the event that such entry or inspection by CITY discloses in the opinion of the City Manager, that the Premises are not in a safe, healthy and satisfactory condition or a violation of any Municipal, State or Federal ordinance, statute or law, or arty breach of condition of Lease, CITY shall have the right, after ten (10) days’ written notice to LESSEE, to have any necessary maintenance work done for and at the expense of the LESSEE. LESSEE agrees to pay promptly any and all costs incurred, including reasonable expenses of CITY in having such necessary work done in order to keep said Premises in a safe, healthy and satisfactory condition and to cure any violations of breach of conditions of Lease. Repayment thereof shall be deemed to be a part of the rental and paid as such on the next day upon which said rent becomes due.

Upon demand by CITY, LESSEE shall file a faithful performance bond in an amount equal to one-half of the annual rent paid to CITY based on the previous twelve-month period. The rights reserved in this and the following section shall not create any obligation on CITY or increase obligations elsewhere in this Lease imposed on CITY.

ARTICLE X

ASSIGNMENT

LESSEE shall not assign this Lease or any interest herein, and shall not sublet the Premises or any part thereof, or-any right or privilege appurtenant thereto, or suffer any other person (the agents, officers and employees of CITY excepted) to occupy or use the Premises, except as consistent with the purpose of this Agreement, without prior written consent of the City Manager of CITY. A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void. This Lease shall not, nor shall any interest therein, be assignable, as to the interest of LESSEE, by operation of law, without the written consent of the City Manager. Provided, however, any lender whose loan has been approved by the CITY has the option to take over as LESSEE, as provided in ARTICLE XXVIII – Lease Encumbrance.

ARTICLE XI

COMPLIANCE WITH LAW

LESSEE shall, at its sole cost and expense, comply and secure compliance with all requirements of Municipal, State and Federal authorities now in force, or which may hereafter be in force, pertaining to the Premises, or the operations conducted thereon, and shall faithfully observe, and secure observance with, in the use of the Premises, all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force, and shall pay before delinquency all taxes, assessments and fees assessed or levied upon the LESSEE or the Premises by reason of any buildings, structures, machines, appliances or other improvements of any nature whatsoever, erected, installed or maintained by LESSEE or by reason of the business or either activities of LESSEE upon or in connection with the said demised Premises. The Final Judgement after appeal, if appeal is taken, of any court of competent jurisdiction, or the admission of LESSEE or any sublessee or permittee in any action or preceding against them or any of them, whether CITY is a party thereto or not, that the LESSEE, sublessee or permittee has violated any such ordinance or .statute in the use of the Premises shall be conclusive of that fact as between CITY and LESSEE.

ARTICLE XII

ASSIGNS

Time is of the essence of each and all of the terms-and provisions of this Lease and this Lease shall inure to the benefit of and be binding upon the parties hereto and any successors of LESSEE as fully and to the same extent as though specifically mentioned in each instance, and all covenants, stipulations and agreements in this Lease shall extend to and bind any assigns or SUBLESSEES of LESSEE.

ARTICLE XIII

WAIVER

The Waiver by CITY of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by CITY shall not be deemed to be a waiver of any preceding breach by LESSEE of any term, covenant or condition of this Lease, other than failure of LESSEE to pay the particular rental so accepted, regardless of CITY’S knowledge of such preceding breach at the time of acceptance of such rent, nor shall any failure on the part of CITY to require or exact full and complete compliance with any of the covenants, conditions or agreements of this Lease be construed as in any manner changing the terms hereof or to stop CITY from enforcing the full provisions hereof, nor shall the terms of this Lease be changed or altered in any manner whatsoever other than by written agreement of the CITY and LESSEE.

ARTICLE XIV

MERGER

The voluntary or other surrender of this Lease by LESSEE or a mutual cancellation thereof, shall not work a merger and shall, at the option of CITY, terminate all or any existing subleases or subtenancies or may, at the option of CITY, operate as an Assignment to it of any or all such subleases or subtenancies.

ARTICLE XV

NOTICES

Control and administration of this Lease is under the jurisdiction of the City Manager of THE CITY OF SAN DIEGO and any communication relative to the terms or conditions or any changes thereto or any notice or notices provided for by this Lease or by law to be given or served upon CITY may be given or served by letter deposited in the United States mails, postage prepaid, and addressed to the City Manager, Civic Center, San Diego, California 92101; any notice or notices provided for by this Lease or by law to be given or served upon LESSEE may be given or served by letter deposited in the United States mails, postage prepaid, and addressed to LESSEE at 1720 South Shores Road, San Diego, California 92109; or to such other addresses, as CITY or LESSEE may from time to time designate by written notice to the other of such change of address. In lieu of notice by use of United States mail, notice may be personally served upon either CITY or LESSEE or any person hereafter authorized by LESSEE to receive such notice. Any notice or notices given or served as provided herein shall be effectual and binding for all purposes upon the principals of the parties so served. A copy of any notice or notices sent to LESSEE shall be also sent by registered or certified mail to any lender whose loan has been approved by the CITY.

ARTICLE XVI

REMEDIES OF CITY

A.	Default by Lessee. In the event that:

(1)	LESSEE shall default in the performance or fulfillment of any covenant or condition herein required to be performed or fulfilled by LESSEE and shall fail to cure said default within thirty days following the service on LESSEE of a written notice from CITY specifying the default complained of; or

(2)	LESSEE shall voluntarily file or have involuntarily filed against him any petition under any bankruptcy or insolvency act or law; or

(3)	LESSEE shall be adjudicated a bankrupt; or

(4)	LESSEE shall make a general assignment for the benefit of creditors; then CITY may, at its option, without further notice or demand upon LESSEE or upon any person claiming through LESSEE, immediately terminate this Lease and all rights of LESSEE and of all persons claiming rights through LESSEE in or to the said Premises or in or to further possession thereof and CITY may thereupon enter and take possession of said Premises and expel LESSEE and all persons so claiming rights thereto. Provided, however, in the event that any default described in Part A, (1) of this section is not curable within thirty (30) days after the service of a written notice upon LESSEE, CITY shall not terminate this Lease pursuant to said default if LESSEE immediately commences to cure said default and diligently pursues such cure to completion.

Provided further, in the event that there is a deed of trust or mortgage on the leasehold interest, CITY shall not terminate this lease until it first shall have served upon the mortgagee or beneficiary written notice of the default or defaults complained of, and the mortgagee, or beneficiary shall have thirty (30) days’ from service of such notice within which to commence such cure as may be necessary and this Lease shall not terminate if said mortgagee or beneficiary shall prosecute said cure with reasonable diligence thereafter, and said thirty-day period shall be extended during the time required for said mortgagee or beneficiary to perfect, through litigation or through foreclosure, its rights to cure.

Provided, however, that in the event rent paid to CITY is calculated on the basis of a percentage or percentages of LESSEE’S gross income, and during said period required for mortgagee or beneficiary to perfect a cure of any default or defaults which have been caused by LESSEE’S failure to pay said rent; then in those events if CITY is paid the minimum rent due under this Agreement, CITY will not prosecute its right to terminate the mortgagee’s or beneficiary’s interest. Provided further, that when the mortgagee or beneficiary has secured control of said Premises, and before an assignment to a new lessee, mortgagee or beneficiary shall cause to be paid to CITY, any amounts due CITY, as a result of the gross income of the said Premises exceeding that amount necessary for payment of the minimum rent. In computing the gross rent upon which the computation of the CITY rent is based, reasonable administrative expenses of a court appointed receiver may first be deducted.

B. City Recourse. If the mortgagee or beneficiary shall be required to perfect its right to cure said default or defaults through litigation or through foreclosure, then CITY shall have the option of the following courses of action in order that such default or defaults may be expeditiously corrected:

(1)	CITY may correct or cause to be corrected said default or defaults and charge the costs therefore (including costs incurred by CITY in enforcing this provision) to the account of the LESSEE, which charge shall be due and payable on the date that the rent is next due after presentation by CITY of a statement of all or part of said costs; or,

(2)	CITY may correct or cause to be corrected said default or defaults and may pay the costs thereof (including costs incurred by CITY in enforcing this provision) from the proceeds of any insurance fund held by CITY and LESSEE or by CITY and mortgagee or beneficiary or CITY may use the funds of any faithful performance or cash bond on deposit with CITY, or CITY may call on the bonding agent to correct said default or defaults or to pay the costs of such correction performed by or at the direction of CITY; or,

(3)	CITY may terminate this Lease as to the rights of LESSEE herein by assuming liability for any trust deed or mortgage. LESSEE will assume and agrees to pay any and all penalties or bonuses required by the beneficiaries, trustees or mortgagees as a condition for early payoff of the related notes by CITY. CITY may, as an alternative, substitute for said terminated LESSEE a new lessee reasonably satisfactory to the mortgagee or beneficiary.

Should said default or defaults be noncurable by LESSEE, then any lender holding a beneficial interest in said leasehold whose qualifications have been approved by CITY for assignment of the leasehold interest shall have the absolute right to substitute itself to the estate of the LESSEE hereunder and to commence performance of this Lease and this Lease shall not terminate if such mortgagee or beneficiary shall give notice in writing of its election to so substitute itself and commence performance within said thirty-day period after service upon it of said written notice by CITY of the default. In the event of the election by mortgagee or beneficiary to so substitute itself to LESSEE’S estate hereunder, the CITY expressly consents to said substitution and authorizes said mortgagee or beneficiary to perform under this Lease with all the rights, privileges and obligations of the original LESSEE hereunder, subject to cure of the default, if possible, by mortgagee or beneficiary and LESSEE expressly agrees to assign all its interest in and to its leasehold estate in that event.

C. Abandonment by LESSEE. Even though LESSEE may have breached the Lease and abandoned the property, this Lease shall continue in effect for so long as CITY does not terminate LESSEE’S right to possession, and CITY may enforce all its rights and remedies under said Lease, including, but not limited to, the right to recover the rent as it becomes due under the lease. For purposes of this section, the following do not constitute a termination of LESSEE’S right to possession; (l) Acts by CITY of maintenance, or preservation, or efforts to relet the property. (2) The appointment of a receiver upon initiative of CITY to protect the CITY’S interest under the Lease.

D. Damages. Damages which CITY may recover in the event of default under this Lease include the worth, at the time of award, of the amount by which the unpaid rent for :the balance of the Term after the date of award, or for any shorter period of time specified in the Lease, exceeds the amount of such rental loss for the same period that the LESSEE proves could be reasonably avoided. The remedies provided by this section are not exclusive and shall be cumulative to all other rights and remedies possessed by CITY, and nothing contained herein shall be construed so as to defeat any other rights and remedies possessed by CITY, and nothing contained herein shall be construed so as to defeat any other rights or remedies to which CITY may be entitled.

ARTICLE XVII

HOLDING OVER

Any holding-over after the expiration of the Term for any cause shall be construed to be a tenancy from month to month, at any rental selected by CITY which has been in effect during the Term, and shall otherwise be on the terms and conditions herein specified so far as applicable. Such holding over shall include any time employed by LESSEE in removing fixtures and improvements as hereinbefore provided.

ARTICLE XVIII

HOLD HARMLESS

CITY, its agents, officers and employees, shall not be, nor be held liable, for any claims, liabilities, penalties, fines, or for any damage to the goods, properties or effects of LESSEE or any of the LESSEE’S representatives, agents, employees,, guests, licensees, invitees, patrons or clientele or of any other persons whatsoever, nor for personal injuries to, or for deaths of them, or any of them, whether caused by or resulting from any acts or omission of LESSEE in or about the Lease Premises, or any act or omission of any person or from any defect in any part of the Leased Premises or from any other cause or reason whatsoever. LESSEE further agrees to indemnify and save free and harmless CITY and its authorized agents, officers, and employees against any of the foregoing liabilities and any costs and expenses incurred by CITY on account of any claim or claims therefor. Provided, however, that this Hold Harmless Clause between LESSEE and CITY shall not apply to any injury, death, or damage caused solely by the CITY, its officers, employees, or authorized agents.

ARTICLE XIX

WASTE, DAMAGE OR DESTRUCTION OF PREMISES

LESSEE agrees to give notice to the CITY of any fire or other damage that may occur on the Leased Premises within ten days of such fire or damage. LESSEE agrees not to commit or suffer to be committed any waste or injury or any public or private nuisance, to keep the Premises clean and clear of refuse and obstructions, and to dispose of all garbage, trash and rubbish in a manner satisfactory to the CITY. If the Leased Premises shall be damaged by any cause which puts the Premises into a condition which is not decent, safe, healthy and sanitary, LESSEE agrees to make or cause to be made full repair of said damage and to restore the Premises to the condition which existed prior to said damage, or LESSEE agrees to clear and remove from the Leased Premises all debris resulting from said damage and rebuild the Premises in accordance with plans and specifications previously submitted to the CITY and approved in writing in order to replace in kind and scope the operation which existed prior to such damage.

LESSEE agrees that preliminary steps toward performing repairs, restoration or replacement of the Premises shall be commenced by LESSEE within thirty days and the required repairs, restoration or replacement shall be completed within a reasonable time thereafter. CITY may determine an equitable deduction in the minimum annual rent requirement for such period or periods that said Premises are untenantable by reason of such damage.

ARTICLE XX

OWNERSHIP OF IMPROVEMENTS

All buildings and improvements of a permanent nature, excepting trade fixtures, installed by LESSEE in accordance with the provisions hereof shall become the property of the CITY at CITY’S option, upon expiration or sooner termination of this Agreement. Trade fixtures installed by LESSEE shall be and remain the property of LESSEE. LESSEE shall have the right to remove said trade fixtures within a reasonable time after the termination of this Agreement at LESSEE’S own expense, provided that any damage to the remaining improvement shall be repaired and the Premises left in good order and condition. In the event LESSEE does not so remove said trade fixtures, CITY may remove, or sell, or destroy the same at the expense of LESSEE, and LESSEE shall pay to CITY the reasonable cost of any such removal, sale or destruction together with the reasonable cost of repair of damages to CITY’S property resulting from such removal, sale or destruction. At the option of the CITY, any property, real or personal, not reverting to CITY, not so removed by LESSEE may be deemed abandoned, and may be removed.

ARTICLE XXI

IMPROVEMENTS, REPAIRS, .ALTERATIONS

LESSEE shall not make any major exterior alterations or changes in the Leased Premises or any building situated thereon, or cause to be made, built or installed thereupon any improvement (other than improvement, alteration or change to the interior of a building, the exterior design of which has heretofore been approved in writing by the City Manager of the CITY), except in accordance with plans and specifications previously submitted to the City Manager of said CITY and approved, in writing, by him. LESSEE shall submit to the CITY a realistic estimate of the cost of any improvements to be installed by the LESSEE upon the Leased Premises prior to the commencement of construction. This estimate shall be subject to verification by the CITY upon completion of improvements.

LESSEE agrees to take good care of the Leased Premises, fixtures and appurtenances, and of all alterations, additions and improvements to any of them and make all repairs in and about the same that may be necessary to preserve them in good order and condition (which repairs shall be equal to the original work in respect to quality), and promptly pay the expense of such repairs.

CITY shall not be required to make any improvements, repairs or alterations not herein specifically required. LESSEE hereby waives all right to make repairs at the expense of CITY as provided in Section 1942 of the Civil Code of the State of California and all rights provided by Section 1941 of said Civil Code.

PARAGRAPH ADDED, AMENDED 6/24/85

ARTICLE XXII

SIGNS

All signs installed on the Premises shall comply with CITY’S ordinances applicable to such signs. CITY and LESSEE shall agree upon the type, size and design of a directional sign or signs or a sign or signs identifying Sea World, Inc. to be installed on the Premises in accordance with the established sign policy for Mission Bay Park.

ARTICLE XXIII

INSURANCE

During the entire Term of this Lease, LESSEE agrees to procure and maintain public liability insurance which names CITY as an additional insured with an insurance company satisfactory to CITY licensed to do business in California to protect against loss from liability imposed by law for damages on account of bodily injury, including death therefrom; suffered or alleged to be suffered by any person or persons whomsoever, resulting directly or indirectly from any act or activities of CITY or LESSEE, its sub-lessees or any person acting for CITY, or LESSEE or under its control or direction, and also to protect against loss from liability imposed by law for damages to any property of any person caused directly or indirectly by or from acts or activities of CITY, or LESSEE, or its sub-lessees, or any person acting for CITY or LESSEE, or under its control or direction, Such insurance shall also provide for and protect CITY against incurring any legal cost in defending claims for alleged loss. Such public liability and property damage insurance shall be maintained in full force and effect during the entire Term of this Lease in the amount of not less than One Million Dollars ($1,000,000) COMBINED SINGLE LIMIT LIABILITY. LESSEE agrees to submit a policy of said insurance or evidence thereof to the CITY on or before the effective date of this Agreement indicating full coverage of the contractual liability imposed by this Agreement and stipulating that the insurance company shall not terminate, cancel or limit said policy in any manner without at least thirty days prior written notice thereof to CITY. If the operation under this Agreement results in an increased or decreased risk in the opinion of the City Manager, then LESSEE agrees that the minimum limits hereinabove designated shall be changed accordingly, but within reasonable limits, upon request by the City Manager. LESSEE agrees that provisions of this paragraph as to maintenance of insurance shall not be construed as limiting in any way the extent to which the LESSEE may be held responsible for the payment of damages to persons or property resulting from LESSEE’S activities, the activities of its sub-lessees or the activities of any person or persons for which LESSEE is otherwise responsible.

LESSEE also agrees to procure and maintain during the entire Term of this Lease, a policy of fire, extended coverage and vandalism insurance on all permanent property of an insurable nature located upon the leased Premises. Said policy shall name the CITY as an additional insured and shall be written by an insurance company satisfactory to CITY licensed to transact business in the State of California and shall be in an amount or under an insurance program providing for an amount sufficient to cover at least 80% of the replacement costs of said property. LESSEE agrees to submit a certificate of said policy to the CITY on or before the effective date of this Lease. Said policy shall contain a condition that it is not to be terminated or cancelled without at least thirty (30) days prior written notice to CITY by the insurance company. LESSEE agrees to pay the premium for such insurance and shall require that any insurance proceeds resulting from a loss under said policy are payable jointly to CITY and LESSEE and said proceeds shall constitute a trust fund to be reinvested in rebuilding or repairing the damaged property or said proceeds may be disposed of as specified in ARTICLE XIX, WASTE, DAMAGE OR DESTRUCTION OF PREMISES, hereof; provided, however,, that within the period during which there is in existence a mortgage or deed of trust upon the leasehold, then and for that period all policies of fire insurance, extended coverage and vandalism shall be made payable jointly to the mortgagee or beneficiary, the named insured, and CITY, and shall be disposed of jointly by the parties for the following purposes:

A.	As a trust fund to be retained by said mortgagee or beneficiary and applied in reduction of the debt secured by such mortgage or deed of trust with the excess remaining after full payment of said debt to be paid over to LESSEE and CITY to pay for reconstruction, repair, or replacement of the damaged or destroyed improvements in progress payments as the work is performed. The balance of said proceeds shall be paid to LESSEE.

Provided further, however, nothing herein shall prevent LESSEE, at its option and with the approval of said mortgage or beneficiary, from filing a faithful performance bond in favor of said mortgagee or beneficiary and CITY in an amount equivalent to said insurance proceeds in lieu of surrendering said insurance proceeds to said mortgagee or beneficiary and CITY.

B.	In the event that this Lease is terminated by mutual agreement and said improvements are not reconstructed, repaired or replaced, the insurance proceeds shall be jointly retained by CITY and said mortgagee or beneficiary to the extent necessary to first discharge the debt secured by said mortgage or deed of trust and condition. Said mortgagee or beneficiary shall hold the balance of said proceeds for CITY or LESSEE as their interests may appear.

LESSEE agrees to increase the limits of liability when, in the opinion of CITY, the value of the improvements covered is increased, subject to the availability of such insurance at the increased limits. LESSEE agrees, at his sole expense, to comply and secure compliance with all insurance requirements necessary for the maintenance of reasonable fire and public liability insurance covering said-Premises, building and appurtenances.

ARTICLE XXIV

NONCOMPETITION

The operation by LESSEE of the facilities of Sea World Park as referred to in ARTICLE III A. hereof, upon the Leased Premises constitutes a valuable asset to the CITY and generally the metropolitan area of San Diego in that Sea World, by reason of the successful promotion of its exhibits, is now recognized throughout the United States and that world as being an outstanding marine attraction resulting in an increase in tourism in San Diego to the benefit of the CITY. LESSEE and CITY recognize that the successful operation and continued growth of the marine facilities at Sea World is attributable to the unique experience and capabilities of the management of LESSEE. In recognition of the unique attraction created by LESSEE in the area known as Sea World and its attraction for tourists o the CITY, LESSEE agrees that LESSEE shall not establish, operate, manage and/or maintain, whether as a corporation, partnership, joint venture, or as individuals, any marine facility similar to that presently operated on the Leased Premises anywhere in that area of the State of California known as Southern California comprising all of the counties south of the Tehachapi Mountains and the entire State of Arizona or in any part of the State of Baja California, Republic of Mexico, which is within a radius of 560 miles measured from San Diego as the center of the circle, hereinafter called “the noncompetition area”, the parties recognizing that the noncompetition area is generally considered to be that market from which San Diego draws its visitors, a principal attraction of such visitors being the continued maintenance and operation of Sea World of San Diego.

ARTICLE XXV

ENVIRONMENTAL MATTERS

ADDED, AMENDED 6/29/98

ARTICLE XXVI

DAMAGED EQUIPMENT

LESSEE agrees to salvage within 24 hours, any of LESSEE’S equipment within Mission Bay declared by CITY to be a menace to navigation or a nuisance and to salvage or cause to be salvaged any sunken vessel or equipment upon the Leased Premises irrespective of ownership. CITY may require that any boats not kept in a clean and orderly condition be removed from the Leased Premises.

ARTICLE XXVII

TAXES

As further consideration for the execution of this Agreement LESSEE shall pay and discharge before delinquency all taxes and assessments which may be levied during said Term upon the Premises.

ARTICLE XXVIII

LEASE ENCUMBRANCE

The CITY does hereby consent and agree that the LESSEE may encumber this Lease, leasehold estate and the improvements thereon by deed of trust, mortgage, chattel mortgage or other security type instrument to assure the payment of a promissory note or notes of the LESSEE in accordance with the financial plan approved in writing by City Manager upon the express condition that the net proceeds of such loan or loans received by LESSEE be devoted exclusively to the purpose of developing the Premises and for the primary Purpose of constructing the facilities in accordance with the said Master Plan for the Premises; however, a reasonable portion of the loan proceeds may be disbursed for or applied to payment of incidental costs of, such construction, including but not limited to, any one or more or all of the following: Off-site improvements for service of the Premises; on-site improvements, escrow charges; premiums for hazard insurance or other insurance or bonds required by CITY; title insurance premiums and reasonable loan costs, such as discounts, interest and commissions; also architectural, engineering, and attorney’s fees or such other normal expenses. Any subsequent encumbrances on the real property must first be approved in writing by City Manager.

In the event it is desired to assign the beneficial interest of any deed of trust, mortgage or other type security instrument, such assignment must first be approved by CITY. Any assignee of a beneficial .interest shall have the same rights under this Lease as the assignor, CITY agrees not to unreasonably withhold Consent to assignments of the beneficial interest. The CITY further consents and agrees that in the event said deed of trust, mortgage or other security type instrument should at any time be in default and be foreclosed, the CITY will accept the mortgagee or beneficiary thereof previously approved by it as its new tenant under this Lease with all the rights and privileges of the original LESSEE, and that in the event that said mortgagee or beneficiary desires to assign this Lease to its nominee, and said nominee is a reputable, qualified and financially responsible operator in the opinion of the CITY, the CITY hereby agrees that upon the filing of an application for the consent to such assignment, the CITY will give its consent thereto, and agrees not to unreasonably withhold such consent.

Anything in this Lease to the contrary notwithstanding, CITY shall not exercise any remedy available to it for default hereof by LESSEE, unless and until CITY, as a condition precedent to such exercise, shall have given notice to said beneficiary or mortgagee, by registered or certified mail, postage prepaid, addressed as said beneficiary or mortgagee shall from time to time instruct CITY (or, in the absence of such instruction, addressed as shown on said deed of trust or mortgage), which notice shall specify the nature and extent of said claimed default. Thereafter, said beneficiary or mortgagee shall have the right and power to cure said default in the manner hereinafter provided and thereby cause this Lease to remain in full force and effect.

A.	If said default be in the payment of rental, taxes, insurance premiums, amount claimed under mechanic’s lien on the Leased Premises or any other sum of money required to be paid by LESSEE, said beneficiary or mortgagee may pay the same to CITY or other proper payee within 60 days after the mailing aforesaid; if so paid, said default shall be cured and this Lease shall remain in full force and effect. If, after any such payment to CITY, LESSEE pays the same to CITY, or in the event CITY waives default, CITY shall promptly refund said payment to said beneficiary or mortgagee.

B.	If said default be other than specified in subparagraph (A) above, CITY shall not exercise any such remedy if:

(1)	Within 60 days after the mailing aforesaid, said beneficiary or mortgagee commences foreclosure (by judicial action or trustee’s sale) of its mortgage or deed of trust; and

(2)	Such foreclosure be prosecuted with reasonable diligence; and

(3)	Prior thereto, said beneficiary or mortgagee shall first have obtained, in writing, the approval of CITY of all prospective purchasers participating at said foreclosure sale other than beneficiary or mortgagee as to their reputation, qualifications, and financial responsibility, which approval CITY agrees not unreasonably to withhold; and

(4)	Within a reasonable time after foreclosure sale, the purchaser thereat cures such default, if said default is curable from both a feasible and practical standpoint, or if said default is not curable from a feasible and practical standpoint, or if default is impossible to cure, said default shall be incontrovertibly deemed cured upon such foreclosure sale.

ARTICLE XXIX

UTILITIES

City agrees to provide the following utilities services: water, sewer, power and communications service and road to the property line of the Leased Premises to be occupied by the LESSEE and in such a manner as to enable the LESSEE to connect with and utilize said services. Any special or unusual utility services will be provided by LESSEE. LESSEE shall order, obtain and pay for all utilities and service and installation charges in connection therewith. All water, sewer, power and communication lines installed by the LESSEE shall be installed underground at LESSEE’S expense according to specifications of said CITY. CITY shall have the right to connect to water, sewer, telephone, gas or other utility lines as are now or hereafter installed upon the Leased Premises, and shall have the right of access to make and maintain such connections. CITY agrees to pay the cost incidental to such connections and to provide such separate metering devices as may be necessary in order that CITY may pay for the services used by it. LESSEE shall install and maintain fire hydrants on the Leased Premises as recommended and approved by CITY, it being understood and agreed that CITY shall perform for the Leased Premises usual fire and police protection.

ARTICLE XXX

SCHEDULE OF OPERATIONS

LESSEE agrees to operate the Premises and associated facilities continuously throughout the entire Term of this Agreement after such Premises are first opened to the public in order to serve the public interest and in accordance with sound business practices. Closing of portions of the Premises for limited periods for remodeling, or alterations during times of least interference with the public’s use of the Premises will be granted by the CITY upon request in writing with reasonable notice by the LESSEE. All facilities upon the Premises shall be open to the public during a regular schedule of days and hours which shall be subject to approval of the City Manager Provided, however, LESSEE may close the Premises certain days of the week during the off-season upon prior approval of City Manager.

ARTICLE XXXI

CITY APPROVAL AND CONSENT

The approval or consent of the CITY, wherever required in this Agreement, shall mean the approval or consent of the City Manager unless otherwise specified, without need for further resolution by the City Council.

ARTICLE XXXII

GENERAL DEVELOPMENT PLAN

The development of parcels “A” and “C” of the Premises shall be in accordance with the Development Plan (sometimes herein referred to as the Master Plan and as the Precise Plan of development) for the Premises approved by the City Manager, which plan is filed in the Office of the City Clerk and identified as Document No. 762202. The development of parcel “B” of the Premises shall be in compliance with the study entitled Mission Bay Park Master Plan for Land and Water use, 1976. Changes to said plans shall be made only after written approval thereof by the City Manager.

ARTICLE XXXIII

TIME IS OF THE ESSENCE

Time is of the essence of each and all of the terms and provisions of this Lease and this Lease shall inure to the benefit of and be binding upon the parties hereto and any successor of LESSEE as fully and to the same extent as though specifically mentioned in each instance, and all covenants, stipulations and agreements in this Lease shall extend to and bind any assigns or sub-lessees of LESSEE.

ARTICLE XXXIV

EMINENT DOMAIN – CONDEMNATION

In the event the Premises or any part thereof shall be taken for public purposes by condemnation as a result of any action or proceeding in eminent domain, or shall be transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, the interests of CITY and LESSEE in the award or consideration for such transfer and the effect of the taking or transfer upon this Lease Agreement shall be as follows:

A.	In the event of such taking or transfer of only a part of the Premises, leaving the remainder of the Premises in such location and in such form, shape and size as to be used effectively and practicably in the opinion of CITY, for the conduct thereon of the operations permitted hereunder, this Lease shall terminate and end as to the portion of the Premises so taken or transferred as of the date title to such portion vests in the condemning authority, but shall continue in full force and effect as to the portion of the Premises not so taken or transferred and from and after such date the minimum rental required to be paid by LESSEE to CITY in and by ARTICLE IV, Subparagraph B. of this Lease shall be reduced in the proportion to which the area so taken or transferred bears to the total area of the Premises, provided, however, CITY shall have the right to substitute like property and maintain the rental schedule without diminution.

B.	In the event of the taking or transfer of only a part of the Premises, leaving the remainder of the Premises in such location, or in such form, shape or reduced size as to render the same not effectively and practicably usable in the opinion of CITY, for the conduct thereon of the operations permitted hereunder, this Lease and all right, title and interest thereunder shall cease on the date title to the Premises or the portion thereof so taken or transferred vests in the condemning authority.

C.	In the event the entire Leased Premises are taken or so transferred, this Lease and all of the right, title and interest thereunder shall cease on the date title to the Premises so taken or transferred vests in the condemning authority.

D.	In the event of any taking or transfer under Sections A, B or C hereof, LESSEE shall not be entitled to any award of compensation except for the taking of buildings, fixtures, equipment and improvements owned by LESSEE or by reason of the relocation of the same.

ARTICLE XXXV

ORAL REPRESENTATIONS

It is specifically understood and agreed hereby that this Lease contains the complete expression of the whole agreement between the parties hereto, and that there are no promises, representations, agreements, warranties, or inducements, either expressed orally or implied by the said parties, except as are fully set forth herein and, further, that this Lease cannot be enlarged, modified or changed in any respect except by written agreement duly executed by and between the said parties.

ARTICLE XXXVI

RESERVATION FOR CITY USE

CITY hereby reserves all rights, title and interest in any and all gas, oil, minerals and water, upon or beneath the Premises. Reservation of aforementioned rights, title, and interest does not confer upon the CITY any right to enter upon the surface of the Premises to exercise right of extraction of aforementioned rights without the written consent of beneficiary or mortgagee. CITY shall have the right to enter the Premises for the purpose of making repairs to or developing the municipal services of the CITY, CITY hereby reserves the right to grant and use such easements or establish and use such rights of way over, under, along and across the Premises for utilities. The Premises shall also be subject to the rights of the United States Government as they now or may hereafter appear to exert dominion over the water area of Mission Bay, such as dredging and other governmental purposes. Provided, however, CITY shall not unreasonably interfere with LESSEE’S use of the Premises and will reimburse LESSEE for physical damages done to the permanent improvements located on the Premises resulting from CITY’S exercising the rights retained in this paragraph.

ARTICLE XXXVII

NONDISCRIMINATION

LESSEE agrees not to discriminate in any manner against any person or persons on account of race, marital status, sex, religious creed, color, ancestry, national origin, physical handicap or medical condition in LESSEE’s use of the Premises, including, but not limited to, the providing of goods, services, facilities, privileges, advantages and accommodations, and the obtaining and holding of employment.

ARTICLE XXXVIII

EDUCATIONAL PROGRAM

LESSEE shall provide during the entire Term of this Lease an educational .program which shall be suitable for and available to all elementary school children with supervision to be provided by the schools. The program may he developed and administered by LESSEE’S staff. The fee for each student for participation in the program shall in no event exceed LESSEE’S documented cost of providing the educational program. Furthermore, the fee shall not exceed, except as hereinbelow provided, an amount of $1.25 per student. The $1.25 maximum may be adjusted upward or downward annually on May 1 by an amount equal to the percentage increase or decrease in the CPI during the preceding calendar year. LESSEE shall prepare and submit annually to the City Manager on or before March 1 an audit report showing the number of students participating in the educational program during the preceding calendar year, together with the total cost of the program to LESSEE and a statement of total income received from program admission fees. It is the understanding and intent of CITY and LESSEE that in no event during the entire Term of this Lease shall the cost per student for the educational program exceed the lesser of (1) LESSEE’S actual cost per student or (2) the $1.25 figure specified above as adjusted.

ARTICLE XXXIX

INSTITUTIONAL ADVERTISING

Institutional advertising, as authorized herein, shall mean corporate sponsorship of certain exhibits and attractions on the Premises whereby the sponsors may promote, or cause to be promoted or advertised, their products and/or services on said Premises. LESSEE agrees to control said institutional advertising to whatever extent necessary to maintain compatibility thereof with the primary purpose of a Marine Life Exhibit on the Premises and with CITY standards for the general development and uses of Mission Bay Park. CITY agrees to accept such institutional advertising as exists on the Premises as of the effective date of this Amendment to Lease Agreement; thereafter, however, all new contracts for institutional advertising on the Premises shall require the prior written approval of the City Manager.

ARTICLE XL

AFFIRMATIVE ACTION

LESSEE shall take affirmative action to improve employment opportunities of minorities and women by implementing the Affirmative Action Program for Lessees”, a copy of which is on file in the Office of the City Clerk as Document No. 746205 and by this reference incorporated herein. Minorities are defined as Mexican-America, Black, Filipino, American Indian and Asian/Oriental. The goal of this program shall be the attainment of the employment of minorities and women in all areas of employment in a total percentage of employment approximately equal to the total level of minority and women employment as established by CITY for its Affirmative Action Program each year.

IN WITNESS WHEREOF, this Lease Agreement is executed by CITY, acting by and through the City Manager, and by LESSEE, acting by and through its lawfully authorized officers.

Date December 14, 1977	THE CITY OF SAN DIEGO

	By	/s/
Assistant to the City Manager

Date November 15, 1977	LESSEE

	By	/s/
President

	By	/s/
Secretary

APPROVED as to form and legality this 3 day of January, 1978

JOHN W. WITT, City Attorney

By	/s/
Deputy

219894

Passed and adopted by the Council of The City of San Diego on

December 14, 1977, by the following votes:

YEAS: Mitchell, O’Connor, Lowery, Williams, Schnaubelt, Gade, Stirling, Haro, Wilson.

NAYS: None.

ABSENT: None.

AUTHENTICATED BY:

PETE WILSON
Mayor of The City of San Diego, California

CHARLES G. ABDELNOUR
City Clerk of The City of San Diego, California

By	ALLYN D. NEVITT, Deputy

I HEREBY CERTIFY that the above and foregoing is a full, true and correct copy of RESOLUTION NO. 219894 passed and adopted by the Council of The City of San Diego, California, on December 14, 1977.

CHARLES G. ABDELNOUR
City Clerk of The City of San Diego, California

(SEAL)	By	/s/ ALLYN D. DEWITT, Deputy

RESOLUTION NUMBER 219893	(R-78-1122)

Adopted on December 14, 1977

BE IT RESOLVED, by the Council of The City of San Diego as follows:

That the City Manager is hereby authorized and empowered to execute an Assignment and Assumption of Lease and Consent to Assignment Agreement, pursuant to which B.R.P., Inc., a California corporation, assigns its leasehold interest in the Perez Cove Marina to Sea World, Inc., a Delaware corporation, under the terms and conditions set forth in the form of agreement on file in the office of the City Clerk as Document No. 762180.

APPROVED: JOHN W. WITT, City Attorney

By	/s/ Harold O. Valderhaug
Harold O. Valderhaug Deputy City Attorney

HOV:dm

12-14-77

Or. Dept.: Property

Job:12553

CC 1265 B (REV. 12-76)

RESOLUTION NUMBER 219894	(R-78-1123)

Adopted on December 14, 1977

BE IT RESOLVED, by the Council of The City of San Diego as follows:

That the City Manager is hereby authorized and empowered to execute a Lease Amendment, which amendment provides for the consolidation of the City’s leases of the property in Mission Bay Park, generally known as the Atlantis Restaurant, the Perez Cove Marina and Sea World, under the terms and conditions set forth in the form of Lease Amendment on file in the office of the City Clerk as Document No. 762190.

APPROVED: JOHN W. WITT, City Attorney

By	/s/ Harold O. Valderhaug
Harold O. Valderhaug Deputy City Attorney

HOV:dm

12-14-77

Or. Dept.: Property

Job:12553

CC 1205 S (REV. 12-76)

NOVEMBER 24,1976

JOB NO. 76-1111

DESCRIPTION OF

(SEA WORLD LEASE)

REPLACED IN ITS ENTIRETY; AMENDED 1/29/79

PARCEL. A. 83.985 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14,1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7,8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27,1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°51’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK CO-ORDINATE SYSTEM; THENCE NORTH 5,000.00 FEET AND WEST 13,500.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 5,000.00 AND WEST 13,500.00; THENCE NORTH 858.00 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT “A”, SAID POINT BEING ON THE ARC OF AN 800.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 27°25’39” EAST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 9°43’53” A DISTANCE OF 135.88 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF AN 1,198.09 FOOT-RADIUS-CURVE CONCAVE SOUTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 37°09’32” WEST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 29°36’42”, A DISTANCE OF 619.20 FEET TO A POINT OF COMPOUND CURVATURE WITH A

Exhibit 1

514.76-FOOT-RADIUS-CURVE CONCAVE SOUTHERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 7°32’50” WEST TO SAID POINT; THENCE EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25°57’10” A DISTANCE OF 233.17 FEET; THENCE TANGENT TO SAID CURVE SOUTH 71°35’40” EAST 766.29 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT “B”; THENCE CONTINUING SOUTH 71°35’40” EAST 207.08 FEET TO MISSION BAY PARK COORDINATES NORTH 5,834.18 AND WEST 11,665.24; THENCE SOUTH 18°24’20” WEST 923.69 FEET; THENCE SOUTH 300.74 FEET TO MISSION BAY PARK COORDINATES NORTH 4,657.00 AND WEST 11,956.89, BEING A POINT THAT IS 30.00 FEET NORTH OF ENGINEER’S STATION 10+54.95 ON THE CENTERLINE OF SEA WORLD WAY AS SHOWN ON CITY OF SAN DIEGO ENGINEERS DRAWING NO. 14,985-2-D; THENCE EAST PARALLEL WITH SAID CENTERLINE 150.01 FEET TO THE BEGINNING OF A TANGENT 180.00-FOOT-RADIUS-CURVE CONCAVE SOUTHWESTERLY; THENCE EASTERLY, SOUTHEASTERLY AND SOUTHERLY ALONG THE ARC OF SAID CURVE AND CONCENTRIC WITH SAID CENTERLINE OF SEA WORLD WAY THROUGH A CENTRAL ANGLE OF 90°00’00” A DISTANCE OF 282.74 FEET; THENCE TANGENT TO SAID CURVE SOUTH 613.54 FEET TO A POINT ON A LINE THAT IS 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM ENGINEER’S STATION 33+04.72 ON THE CENTERLINE OF SEA WORLD DRIVE AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-1-D; THENCE NORTH 78°55’43” WEST PARALLEL WITH SAID CENTERLINE OF SEA WORLD DRIVE 304.72 FEET TO THE BEGINNING OF A TANGENT 828.855 FOOT-RADIUS-CURVE CONCAVE NORTHEASTERLY, SAID CURVE BEING CONCENTRIC WITH AND 10.00 FEET NORTHEASTERLY RADIALLY FROM THE FACE OF THE NORTHEASTERLY BERM ON THE ACCESS ROAD SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14577-22-D; THENCE NORTHWESTERLY ALONG SAID LINE THROUGH A CENTRAL ANGLE OF 21°06’.00” A DISTANCE OF 305.24 FEET; THENCE NORTHWESTERLY, WESTERLY AND NORTHERLY CONTINUING ALONG A LINE THAT IS PARALLEL AND/OR` CONCENTRIC WITH AND 10.00 FEET AT RIGHT ANGLES OR RADIALLY, RESPECTIVELY, FROM THE FACE OF SAID NORTHEASTERLY BERM WHICH BERM IS ALSO SHOWN ON SAID ENGINEER’S DRAWINGS NOS. 14577-21, 23, 24, 32, 33, 34 AND 36-D THE FOLLOWING COURSES AND DISTANCES: NORTH 57°49’43” WEST 53.69 FEET TO THE BEGINNING OF A TANGENT 1,032.00-FOOT-RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE NORTHWESTERLY AND WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 36°52’29” A DISTANCE OF 664.18 FEET; THENCE TANGENT TO SAID CURVE SOUTH 85°17’48” WEST 515.45 FEET TO THE BEGINNING OF A TANGENT 568.00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE WESTERLY AND NORTH-WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 65°57’16” A DISTANCE OF 653.84 FEET TO A POINT OF COMPOUND CURVATURE IN THE ARC OF A 268.00-FOOT-RADIUS-CURVE CONCAVE EASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 61°15’04” WEST TO SAID POINT; THENCE NORTHWESTERLY, NORTHERLY AND NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 73°56’28” A DISTANCE OF 345.86 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF A 332.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 44°48’28” EAST TO SAID POINT; THENCE NORTH-EASTERLY AND

Exhibit 1

NORTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 46°43’28” A DISTANCE OF 270.74 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF A 20.00-FOOT-RADIUS CURVE CONCAVE SOUTHEASTERLY, A RADIAL LINE OF SAID CURVES BEARS SOUTH 88°28’04”. WEST TO SAID POINT; THENCE LEAVING SAID PARALLEL AND/OR CONCENTRIC LINE NORTHEASTERLY AND EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 91°29’11” A DISTANCE OF 31.93 FEET; THENCE RADIAL TO SAID CURVE. NORTH 0°02’45” WEST 12.99 FEET THENCE EAST 81.94 FEET; THENCE SOUTH 75°37’07” EAST 80.52 FEET; THENCE SOUTH 69°45’18” EAST 130.04 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

PARCEL A—WATER 2,221 ACRES

BEGINNING AT POINT “A” AS SET OUT AND ESTABLISHED IN THE HEREIN-ABOVE DESCRIBED PARCEL “A”, SAID POINT BEING IN THE ARC OF AN 800.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 27°25’39” EAST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 9°43’53” A DISTANCE OF 135.88 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF AN 1,198.09-FOOT-RADIUS CURVE CONCAVE SOUTHEASTERLY; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25°40’51” A DISTANCE OF 537.00 FEET; THENCE NORTH 147.18 FEET TO A POINT ON THE ARC OF A 1,342.65-FOOT-RADIUS CURVE THAT IS CONCENTRIC WITH AND 144.56 FEET NORTHWESTERLY RADIALLY FROM THE HEREINBEFORE MENTIONED 1,198.09-FOOT-RADIUS CURVE, A RADIAL LINE OF SAID 1,542.65-FOOT-RADIUS CURVE BEARS NORTH 10°13’44” WEST; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 26°55’51” A DISTANCE OF 631.09 FEET; THENCE TANGENT .TO SAID CURVE SOUTH 52°50’28” WEST 34.39 FEET TO A POINT THAT BEARS NORTH 166.93 FEET FROM SAID POINT “All; THENCE SOUTH 166.93 FEET TO SAID POINT “A” AND THE POINT OF BEGINNING.

Exhibit 1

PARCEL A—WATER 0.082 ACRES

BEGINNING AT POINT “B” AS SET OUT AND ESTABLISHED IN THE HEREINABOVE DESCRIBED PARCEL “A”; THENCE SOUTH 71°35’40” EAST ALONG THE NORTHEASTERLY LINE OF SAID PARCEL “A” A DISTANCE OF 50.00 FEET; THENCE LEAVING SAID NORTHEASTERLY LINE NORTH 18°24’20” EAST 71.00 FEET; THENCE NORTH 71°35’40” WEST 50.00 FEET; THENCE SOUTH 18°24’20” WEST 71.00 FEET TO SAID POINT “B” AND THE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 14,1977

JOB NO. 76-1111

SEA WORLD, INC. LEASE

FORMERLY

PEREZ COVE LEASE

LEASE DESCRIPTION

PARCEL B:

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCK 5, 7, 8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27,1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST,(RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK CO-ORDINATE SYSTEM; THENCE NORTH 5,858.00 FEET AND WEST 13,500.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 5,858.00 AND WEST 13,500.00; THENCE SOUTH 858.00 FEET; THENCE NORTH 69°45’18” WEST 130.04 FEET; THENCE NORTH 75°37’07” WEST 80.52 FEET; THENCE WEST 81.94 FEET; THENCE SOUTH 0°02’45” EAST 12.99 FEET TO THE EASTERLY TERMINUS OF A 20.00-FOOT-RADIUS CURVE CONCAVE SOUTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 0°02’45” WEST TO SAID TERMINUS; THENCE WESTERLY, SOUTHWESTERLY AND SOUTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 91°29’11” A DISTANCE OF 31.93 FEET TO A POINT ON THE ARC OF A 332.00-FOOT-RADIUS CURVE CONCAVE WESTERLY, A RADIAL LINE OF SAID 332,00-FOOT-RADIUS CURVE BEARS NORTH 88°28’04” EAST TO SAID POINT; THENCE NORTHERLY AND NORTHWESTERLY ALONG THE ARC OF SAID

Exhibit 1

CURVE THROUGH A CENTRAL ANGLE OF 69°21’58” A DISTANCE OF 401.94 FEET; THENCE TANGENT TO SAID CURVE NORTH 70°53’54” WEST 121.23 FEET TO THE BEGINNING OF A TANGENT 270.00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 13°02’07” A DISTANCE OF 61.43 FEET TO INTERSECTION WITH A LINE THAT BEARS SOUTH 26°24’59” WEST 438.27 FEET FROM MISSION BAY COORDINATES NORTH 5,795.00 AND WEST 14,000,00; THENCE NORTH 26°24’59” EAST ALONG SAID LINE 438.27 FEET TO SAID MISSION BAY COORDINATES BEING A POINT ON THE ARC OF A 240.00-FOOT-RADIUS, CURVE CONCAVE NORTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 27°10’45” WEST TO SAID POINT; SAID POINT ALSO BEING HEREINAFTER REFERRED TO AS POINT “A”; THENCE EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 24°56’26” A DISTANCE OF 104.47 FEET TO A POINT OF COMPOUND CURVATURE WITH A 800.00-FOOT- RADIUS CURVE CONCAVE NORTHWESTERLY; THENCE EASTERLY AND NORTH EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 29°39’58” A DISTANCE OF 414.22 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 14,1977

JOB NO. 76-1111

SEA WORLD, INC.

WATER LEASE DESCRIPTION

PARCEL B WATER 4.131 acres

BEGINNING AT POINT “A” AS SET OUT AND ESTABLISHED IN THE HEREINABOVE DESCRIBED PARCEL “B”, BEING ALSO DESCRIBED AS MISSION BAY COORDINATES NORTH 5,795.00 AND WEST 14,000.00; THENCE NORTH 26°24’59” EAST ALONG THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID PARCEL “B” 516.98 FEET TO MISSION BAY COORDINATES NORTH 6,258.00 AND WEST 13,770.00 BEING A POINT HEREINAFTER REFERRED TO AS POINT “B”; THENCE EAST 270.00 FEET TO MISSION BAY COORDINATES NORTH 6,258.00 AND WEST 13,500.00. BEING ON THE NORTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID PARCEL “B”; THENCE SOUTH ALONG SAID NORTHERLY PROLONGED EASTERLY LINE 400.00 FEET TO THE NORTHEASTERLY CORNER OF SAID PARCEL “B” BEING A POINT ON THE ARC OF A 800.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY TO WHICH A RADIAL LINE BEARS SOUTH 27°25’39” EAST; THENCE WESTERLY ALONG THE NORTHERLY LINE OF SAID PARCEL “B” AND THE ARC OF SAID 800.00-FOOT-RADIUS CURVE THROUGH- A CENTRAL ANGLE OF 29°39’58” A DISTANCE OF 414.22 FEET TO A POINT OF COMPOUND CURVATURE WITH A 240.00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE CONTINUING WESTERLY ALONG THE ARC OF SAID 240.00-FOOT-RADIUS CURVE THROUGH A CENTRAL ANGLE OF 24°56’26” A DISTANCE OF 104.47 FEET TO THE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 14, 1977

JOB NO. 76-1111

SEA WORLD, INC.

WATER LEASE DESCRIPTION

PARCEL B WATER . . 726 acres

BEGINNING AT POINT “B” AS SET OUT AND ESTABLISHED IN THE HEREINABOVE DESCRIBED PARCEL I, BEING ALSO DESCRIBED AS MISSION BAY COORDINATES NORTH 6,258.00 AND WEST 13,770.00; THENCE NORTH 12.00 FEET; THENCE NORTH 63°35’01” WEST 73.50 FEET; THENCE SOUTH 26°24’59” WEST PARALLEL WITH THE NORTHWESTERLY LINE OF SAID PARCEL I 396.25 FEET TO A POINT ON THE ARC OF A 222.08-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 40°17’03” WEST TO SAID POINT; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 13°52’04” A DISTANCE OF 53.75 FEET; THENCE TANGENT TO SAID CURVE SOUTH 63°35’01” EAST 25.61 FEET TO A POINT ON SAID NORTHWESTERLY LINE OF SAID PARCEL I THAT IS 125.00 FEET NORTHEASTERLY FROM THE SOUTHWESTERLY CORNER THEREOF; THENCE NORTH 26°24’59” EAST ALONG SAID NORTHWESTERLY LINE 391.98 FEET TO THE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 14, 1977

JOB NO. 76-1111

ATLANTIS RESTAURANT LEASE

PARCEL C: LAND 6.709 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RE- SUBDIVISION OF BLOCKS 7,8 AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24; SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249,70 FEET; THENCE NORTH 05°30”02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 5,795.00 FEET AND WEST 14,000.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 5,795.00 AND WEST 14,000.00; THENCE SOUTH 26°24’59” WEST 438.27 FEET TO A POINT ON THE ARC OF A. 270.00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 32°08’33” WEST TO SAID POINT; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 13°05’58” A DISTANCE OF 61.73 FEET TO A POINT ON THE WESTERLY LINE OF THAT PORTION OF LAND SHOWN ON THE CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 10966-I-B OF THE PROPOSED LEASE OF WEST PEREZ COVE MISSION BAY PARK; THENCE NORTHWESTERLY, SOUTHEASTERLY AND SOUTHERLY ALONG THE BOUNDARY OF SAID LAND THE FOLLOWING COURSES AND DISTANCES; NORTH 13°45’54” WEST 575.54 FEET; NORTH 175.00 FEET; NORTH 23°11’55” WEST 130.00 FEET; NORTH 39° 19’34” WEST 90.00 FEET; NORTH 14°33’01” WEST 166.22 FEET; NORTH 9°04’02” WEST 267.46 FEET TO MISSION BAY COORDINATES NORTH 6,789.12 AND WEST 14,572.15; THENCE SOUTH 69°30’00” EAST 172.53

Exhibit 1

FEET TO THE BEGINNING OF A TANGENT 300,00-FOOT-RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69’30’00” A DISTANCE OF 363.90 FEET; THENCE TANGENT TO SAID CURVE SOUTH 330.46 FEET TO THE BEGINNING OF A TANGENT 347.08 FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 385.17 FEET; THENCE TANGENT TO SAID CURVE SOUTH 63° 35’01” EAST 25.61 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 14, 1977

JOB NO. 76-1111

ATLANTIS RESTAURANT LEASE, CONTINUED

PARCEL C

WATER 2.638 ACRES.

BEGINNING AT THE TRUE POINT OF BEGINNING OF THE LAND PARCEL FIRST HEREINABOVE DESCRIBED BEING MISSION BAY COORDINATES NORTH 5,795.00 AND WEST 14,000.00; THENCE ALONG THE NORTHEASTERLY AND EASTERLY BOUNDARY LINE OF SAID LAND PARCEL THE FOLLOWING DESCRIBED COURSES AND DISTANCES; NORTH 63°35’01” WEST 25.61 FEET TO THE BEGINNING OF A TANGENT 347.08—FOOT—RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 385.17 FEET; THENCE TANGENT TO SAID CURVE NORTH 330.46 FEET TO THE BEGINNING OF A TANGENT 300.00 FOOT-RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE NORTHWESTERLY ALONG THE. ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69°30’00” A DISTANCE OF 363.90 FEET TO A POINT OF TANGENCY WITH THE NORTHEASTERLY LINE OF SAID LAND PARCEL; THENCE LEAVING SAID NORTHEASTERLY BOUNDARY LINE OF LAND PARCEL SOUTH 69°30’00” EAST ALONG THE SOUTHEASTERLY PROLONGATION OF SAID NORTH-EASTERLY LINE 341.57 FEET TO INTERSECTION WITH A LINE THAT IS PARALLEL WITH AND 125.00 FEET EAST AT RIGHT ANGLES FROM THAT COURSE IN SAID EASTERLY BOUNDARY OF SAID LAND PARCEL DESCRIBED AS “SOUTH 330.46 FEET”; THENCE SOUTH ALONG SAID PARALLEL LINE 491.84 FEET TO THE BEGINNING OF A TANGENT 222.08-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY, WHICH CURVE IS ALSO CONCENTRIC WITH THE 347.08-FOOT-RADIUS CURVE DESCRIBED IN THE NORTHEASTERLY BOUNDARY OF SAID LAND PARCEL; THENCE. SOUTHEASTERLY ALONG THE ARC OF SAID 222.08-FOOT-RADIUS CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 246.45 FEET; THENCE TANGENT TO SAID CURVE SOUTH 63°35’01” EAST 25.61 FEET TO INTERSECTION WITH THE NORTHEASTERLY PROLONGATION OF THE SOUTHEASTERLY LINE OF SAID LAND PARCEL BEARING NORTH 26°24’59” EAST FROM THE TRUE POINT OF BEGINNING; THENCE SOUTH 26°24’59” WEST 125.00 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 24,1976

JOB NO. 76-1111

DESCRIPTION OF (SEA WORLD LEASE).

PARCEL A. PROPERTY 1 83.985 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 1411921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7,8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27,1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’-04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY. TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK CO-ORDINATE SYSTEM; THENCE NORTH 5,000.00 FEET AND WEST 13,500.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 5,000.00 AND WEST 13,500.00; THENCE NORTH 858.00 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT “A”, SAID POINT BEING ON THE ARC OF AN 800.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 27°25’39” EAST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 9°43’53” A DISTANCE OF 135.88 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF AN 1,198.09 FOOT-RADIUS-CURVE-CONCAVE SOUTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 37°09’32” WEST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 29°36’42”, A DISTANCE OF 619.20 FEET TO A POINT OF COMPOUND CURVATURE WITH A 514.76-FOOT-RADIUS-CURVE CONCAVE SOUTHERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH

Exhibit 1

7°32’50” WEST TO SAID POINT; THENCE EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25°57’10” A DISTANCE OF 233.17 FEET; THENCE TANGENT TO SAID CURVE SOUTH 71°35’40” EAST 766.29 FEET TO A POINT HEREINAFTER REFERRED TO AS POINT “B”; THENCE CONTINUING SOUTH 71°35’40” EAST 207.08 FEET TO MISSION BAY PARK COORDINATES NORTH 5,834.18 AND WEST 11,665.24; THENCE SOUTH 18°24’20” WEST 923.69 FEET; THENCE SOUTH 300.74 FEET TO MISSION BAY PARK COORDINATES NORTH 4,657.00 AND WEST 11,956.89, BEING A POINT THAT 1S 30.00 FEET NORTH OF ENGINEER’S STATION 10+54.95 ON THE CENTERLINE OF SEA WORLD WAY AS SHOWN ON CITY OF SAN DIEGO ENGINEERS DRAWING NO. 14,985-2-D; THENCE EAST PARALLEL WITH SAID CENTERLINE 150.01 FEET TO THE BEGINNING OF A TANGENT 180.00-FOOT-RADIUS-CURVE CONCAVE SOUTH-WESTERLY; THENCE EASTERLY, SOUTHEASTERLY AND SOUTHERLY ALONG THE ARC OF SAID CURVE AND CONCENTRIC WITH SAID CENTERLINE OF SEA WORLD WAY THROUGH A CENTRAL ANGLE OF 90°00’00” A DISTANCE OF 282.74 FEET; THENCE TANGENT TO SAID CURVE. SOUTH 613.54 FEET TO A POINT ON A LINE THAT IS 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM ENGINEER’S STATION 33+04.72 ON THE CENTERLINE OF SEA WORLD DRIVE AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-1-D; THENCE NORTH 78°55’43” WEST PARALLEL WITH SAID CENTERLINE OF SEA WORLD DRIVE 304.72 FEET TO THE BEGINNING OF A TANGENT 828.855 FOOT-RADIUS-CURVE CONCAVE NORTHEASTERLY, SAID CURVE BEING CONCENTRIC WITH AND 10.00 FEET NORTHEASTERLY RADIALLY FROM THE FACE OF THE NORTHEASTERLY BERM ON THE ACCESS ROAD SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING, = NO. 14577-22-D; THENCE NORTHWESTERLY ALONG SAID LINE THROUGH A CENTRAL ANGLE OF 21°06’.00” A DISTANCE OF 305.24 FEET; THENCE NORTHWESTERLY, WESTERLY AND NORTHERLY CONTINUING ALONG A LINE THAT IS PARALLEL AND/OR CONCENTRIC WITH AND 10.00 FEET AT RIGHT ANGLES OR RADIALLY, RESPECTIVELY, FROM THE FACE OF SAID NORTHEASTERLY BERM WHICH BERM IS ALSO SHOWN ON SAID ENGINEER’S DRAWINGS NOS. 14577-21, 23, 24, 32, 33, 34 AND 36—D THE FOLLOWING COURSES AND DISTANCES: NORTH 57°49’43” WEST 53.69 FEET TO THE BEGINNING OF A TANGENT 1,032.00-FOOT-RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE NORTHWESTERLY AND WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 36°5.2’29” A DISTANCE OF 664.18 FEET; THENCE TANGENT TO SAID CURVE SOUTH 85°17’48” WEST 515.45 FEET TO THE BEGINNING OF A TANGENT 568.00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE WESTERLY AND NORTH-WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 65°57’16” A DISTANCE OF 653.84 FEET TO A POINT OF COMPOUND CURVATURE IN THE ARC OF A 268.00-FOOT-RADIUS-CURVE CONCAVE EASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 61°15’04” WEST TO SAID POINT; THENCE NORTHWESTERLY, NORTHERLY AND NORTHEASTERLY ALONG THE ARC OF SAID) CURVE THROUGH A CENTRAL ANGLE OF 73°56’23” A DISTANCE OF 345.86 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF A 332.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 44°48’28” EAST TO SAID POINT; THENCE NORTHEASTERLY AND NORTHERLY ALONG THC ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 46°43’28” A DISTANCE OF 270.74 FEET TO A POINT OF REVERSE CURVATURE IN THE ARC OF A 20.00-FOOT-RADIUS CURVE CONCAVE SOUTHEASTERLY, A

Exhibit 1

RADIAL LINE OF SAID CURVE REARS SOUTH 88°28’04” WEST TO SAID POINT; THENCE LEAVING SAID PARALLEL AND/OR CONCENTRIC LINE NORTHEASTERLY AND EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 91°29’11” A DISTANCE OF 31.93 FEET; THENCE RADIAL TO SAID CURVE NORTH 0°02’45” WEST 12.99 FEET; THENCE EAST 81.94 FEET; THENCE SOUTH 75°37’07” EAST 80.52 FEET; THENCE SOUTH 69°45’18” EAST 130.04 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

PARCEL A—WATER 2,221 ACRES

BEGINNING AT POINT “A” AS SET OUT AND ESTABLISHED IN THE HEREIN- ABOVE DESCRIBED PARCEL “A”, SAID POINT BEING IN THE ARC OF AN 800.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 27°25’39” EAST TO SAID POINT; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 9°43’53” A DISTANCE OF 135.88 FEET TO A POINT OF REVERSE. CURVATURE IN THE ARC OF AN 1,198.09-FOOT-RADIUS CURVE CONCAVE SOUTHEASTERLY; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 25°40’51” A DISTANCE OF 537.00 FEET; THENCE NORTH 147.18 FEET TO A POINT ON THE ARC OF A 1,342.65-FOOT-RADIUS CURVE THAT IS CONCENTRIC WITH AND 144.56 FEET NORTHWESTERLY RADIALLY FROM THE HEREINBEFORE MENTIONED 1,198.09-FOOT-RADIUS CURVE, A RADIAL LINE OF SAID – 1,342.65-FOOT-RADIUS CURVE BEARS NORTH 10°13’44” WEST; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 26°55’51” A DISTANCE OF 631.09 FEET; THENCE TANGENT TO SAID CURVE SOUTH 52°50’28” WEST 34.39 FEET TO A POINT THAT BEARS NORTH 165.93 FEET FROM SAID POINT “A”; THENCE SOUTH 166.93 FEET TO SAID POINT “A” AND THE POINT OF BEGINNING.

Exhibit 1

PARCEL A—WATER 0.082 ACRES

BEGINNING AT POINT “B” AS SET OUT AND ESTABLISHED IN THE HEREINABOVE DESCRIBED PARCEL “A”; THENCE SOUTH 71°35’40” EAST ALONG THE NORTHEASTERLY LINE OF SAID PARCEL “A” A DISTANCE OF 50.00 FEET; THENCE LEAVING SAID NORTHEASTERLY LINE NORTH 18°24’20” EAST 71.00 FEET; THENCE NORTH 71°35’40” WEST 50.00 FEET; THENCE SOUTH 18°24’20” WEST 71.00 FEET TO SAID POINT “B” AND THE POINT OF BEGINNING.

Exhibit 1

DESCRIPTION OF

SEA WORLD, INC.

24.142 ACRES LEASE AREA

PARCEL “A”, PROPERTY 2

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF’ MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14,1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7,8, AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST)) 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’ 04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X =1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 4,657.00 FEET AND WEST 11,956.89 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT. OF BEGINNING BEING NORTH 4,657.00 AND WEST 11,956.89, SAID TRUE POINT OF BEGINNING BEING A POINT THAT IS 30.00 FEET NORTH OF ENGINEER’S STATION 10 + 54.95 ON THE CENTERLINE OF SEA WORLD WAY AS SHOWN ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-2-D; THENCE NORTH 300.74 FEET; THENCE NORTH 18°24’20” EAST 873.69 FEET TO MISSION BAY PARK COORDINATES NORTH 5,786.74 AND WEST 11,681.03; THENCE SOUTH 71°35’40” EAST 598.11 FEET; THENCE SOUTH 5°59’55” WEST 1807.81 FEET TO A POINT ON A LINE THAT IS 60.50 FEET AT RIGHT ANGLES NORTHEASTERLY FROM ENGINEER’S STATION 36+ 35.31 ON THE CENTERLINE OF SEA WORLD DRIVE AS SHOWN. ON CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 14,985-1-D, SAID POINT BEING AT MISSION BAY PARK COORDINATES NORTH 3,799.97 AND WEST 11,302.44; THENCE NORTH 78°55’43” WEST PARALLEL WITH SAID CENTERLINE OF SEA WORLD DRIVE 330.59 FEET TO MISSION BAY PARK COORDINATES NORTH 3,863.46 AND WEST 11,626,88, BEING A POINT OF INTERSECTION WITH A LINE

Exhibit 1

THAT IS PARALLEL WITH AND 30.00 FEET EAST AT RIGHT. ANGLES FROM THE HEREINBEFORE MENTIONED CENTERLINE OF SEA WORLD WAY; THENCE NORTH ALONG SAID PARALLEL LINE 613.54 FEET TO THE BEGINNING OF A TANGENT 180.00-FOOT RADIUS CURVE CONCAVE SOUTHWESTERLY, WHICH CURVE IS ALSO TANGENT TO A LINE THAT BEARS EAST FROM THE TRUE POINT OF BEGINNING; THENCE NORTHERLY, NORTHWESTERLY AND WESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 90°00’00” A DISTANCE OF 282.74 FEET TO SAID POINT OF TANGENCY; THENCE WEST 150.01 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 14,1977

JOB NO. 76-1111

SEA WORLD, INC.

FORMERLY

PEREZ COVE LEASE

LEASE DESCRIPTION

PARCEL B:

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP .THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RESUBDIVISION OF BLOCKS 7, 8 AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO. 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27,1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24, SOUTH 89°55’56” WEST, (RECORD NORTH 89’59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN, INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,415.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 5,858,00 FEET AND WEST 13,500.00, FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY PARK COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 5,858.00 AND WEST 13,500.00; THENCE SOUTH 858.00 FEET; THENCE NORTH 69°45’18”. WEST 130.04 FEET; THENCE NORTH 75°37’07” WEST 80.52 FEET; THENCE WEST 81.94 FEET; THENCE SOUTH 0°02’45” EAST 12.99 FEET TO THE EASTERLY TERMINUS OF A 20.00-FOOT-RADIUS CURVE CONCAVE SOUTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS NORTH 0°02’45” WEST TO SAID TERMINUS; THENCE WESTERLY, SOUTHWESTERLY AND SOUTHERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 91°29’11” A DISTANCE OF 31.93 FEET TO A POINT ON THE ARC OF A 332.00-FOOT-RADIUS CURVE CONCAVE WESTERLY, A RADIAL LINE OF SAID 332.00-FOOT-RADIUS CURVE BEARS NORTH 88°28’04” EAST TO SAID POINT;

Exhibit 1

THENCE NORTHERLY AND NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69°21’58” A DISTANCE OF 401.94 FEET; THENCE TANGENT TO SAID CURVE NORTH 70’53’54” WEST 121.23 FEET TO THE BEGINNING OF A TANGENT 270.00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE. THROUGH A CENTRAL ANGLE OF 13°02’07” A DISTANCE OF 61.43 FEET TO INTERSECTION WITH A LINE THAT BEARS SOUTH 26°24’59” WEST 438.27 FEET FROM MISSION BAY COORDINATES NORTH 5,795.00 AND WEST 14,000.00; THENCE NORTH 26°24’59” EAST ALONG SAID LINE 438.27 FEET TO SAID MISSION BAY COORDINATES BEING A POINT ON THE ARC OF A 240.00-FOOT-RADIUS-CURVE CONCAVE NORTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 27°10’45” WEST TO SAID POINT; SAID POINT ALSO BEING HEREINAFTER REFERRED TO AS POINT “A”; THENCE EASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 24°56’26” A DISTANCE OF 104.47 FEET TO A POINT OF COMPOUND CURVATURE WITH A 800.00-FOOT-RADIUS CURVE CONCAVE NORTHWESTERLY; THENCE EASTERLY AND NORTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 29°39’58” A DISTANCE OF 414.22 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 14,1977

JOB NO. 76-1111

SEA WORLD, INC.

WATER LEASE DESCRIPTION’ ‘

PARCEL B WATER 4.131 acres

BEGINNING AT POINT “A” AS SET OUT AND ESTABLISHED IN THE HEREINABOVE DESCRIBED PARCEL “B”, BEING ALSO DESCRIBED AS MISSION BAY COORDINATES NORTH 5,795.00 AND WEST 14,000.00; THENCE NORTH 26°24’59” EAST ALONG THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID PARCEL “B” 516.98 FEET. TO MISSION BAY COORDINATES NORTH 6,258.00 AND WEST 13,770.00 BEING A POINT HEREINAFTER REFERRED TO AS POINT “B”; THENCE EAST 270.00 FEET TO MISSION BAY COORDINATES NORTH 6,258.00 AND WEST 13,500.00, BEING ON THE NORTHERLY PROLONGATION OF THE EASTERLY LINE OF SAID PARCEL “B”; THENCE SOUTH ALONG SAID NORTHERLY PROLONGED EASTERLY LINE 400.00 FEET TO THE NORTHEASTERLY CORNER OF SAID PARCEL “B”, BEING A POINT ON THE ARC OF A 800.00-FOOT-RADIUS CURVE CONCAVE ‘ NORTHWESTERLY TO WHICH A RADIAL LINE BEARS SOUTH 27°25.’39” EAST; THENCE; WESTERLY ALONG THE .NORTHERLY LINE OF SAID PARCEL “B” AND THE ARC OF SAID 800.00-FOOT-RADIUS CURVE THROUGH A CENTRAL ANGLE OF 29°39’58” A DISTANCE OF 414.22 FEET TO A POINT OF COMPOUND CURVATURE WITH A 240.00-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE CONTINUING WESTERLY ALONG THE ARC OF SAID 240.00-FOOT-RADIUS CURVE THROUGH .CENTRAL ANGLE OF 24°56’26” A DISTANCE OF 104.47 FEET TO THE POINT OF. BEGINNING.

Exhibit 1

NOVEMBER 14, 1977

JOB NO. 76-1111

SEA WORLD, INC.

WATER LEASE DESCRIPTION

PARCEL B WATER 0.726 acres

BEGINNING AT PO/NT “B”. AS SET OUT AND ESTABLISHED IN THE HEREINABOVE DESCRIBED PARCEL I, BEING ALSO DESCRIBED AS MISSION BAY COORDINATES NORTH 6,258.00 AND WEST 13,770.00; THENCE NORTH 12.00 FEET; THENCE NORTH 63°35’01” WEST 73.50 FEET; THENCE SOUTH 26°24’59” WEST PARALLEL WITH THE NORTHWESTERLY LINE OF SAID PARCEL I. 396.25 FEET TO A POINT ON THE ARC OF A 222.08-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 40°17’03” WEST TO SAID POINT; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 13°52’04” A DISTANCE OF 53.75 FEET; THENCE TANGENT TO SAID CURVE SOUTH 63°35’01” EAST 25.61 FEET TO A POINT ON SAID NORTHWESTERLY LINE OF SAID PARCEL I THAT IS 125.00 FEET NORTHEASTERLY FROM THE SOUTHWESTERLY CORNER THEREOF; THENCE NORTH 26°24’59” EAST ALONG SAID NORTHWESTERLY LINE 391.98 FEET TO THE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 14, 1977

JOB NO. 76-1111

ATLANTIS RESTAURANT LEASE

PARCEL C: LAND 6.709 ACRES

THAT PORTION OF THE TIDELANDS AND SUBMERGED OR FILLED LANDS OF MISSION BAY (FORMERLY FALSE BAY), AND A PORTION OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, ALL BEING IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS A WHOLE AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 24 IN BLOCK 10 OF RE-SUBDIVISION OF BLOCKS 7,8 AND 10 AND A PORTION OF BLOCK 9 AND LOT “A”, ‘INSPIRATION HEIGHTS, ACCORDING TO MAP THEREOF NO 1700, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, DECEMBER 27, 1917; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 24; SOUTH 89°55’56” WEST, (RECORD NORTH 89°59’00” WEST), 25.00 FEET TO A POINT OF TANGENT CURVE IN THE BOUNDARY OF SAID LOT 24; THENCE SOUTH 00°04’04” EAST, 2.00 FEET TO AN INTERSECTION WITH A LINE WHICH IS PARALLEL WITH AND 2.00 FEET SOUTHERLY AT RIGHT ANGLES TO THE SOUTHERLY LINE OF SAID BLOCK 10; THENCE ALONG SAID PARALLEL LINE

NORTH 89°55’56” EAST, 249.70 FEET; THENCE NORTH 05°30’02” WEST, 104.06 FEET TO THE UNITED STATES COAST AND GEODETIC SURVEY TRIANGULATION STATION “OLD TOWN” (THE LAMBERT GRID COORDINATES, CALIFORNIA ZONE 6, FOR SAID STATION “OLD TOWN” ARE X = 1,712,435.17 AND Y = 213,819.22) AND SAID TRIANGULATION STATION IS LOCATED AT LATITUDE 32°45’02” NORTH AND LONGITUDE 117°11’07.200” WEST, BEING ALSO THE POINT OF ORIGIN FOR THE SAN DIEGO CITY ENGINEER’S MISSION BAY PARK COORDINATE SYSTEM; THENCE NORTH 5,795.00 FEET AND WEST 14,000.00 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED PROPERTY, THE MISSION BAY COORDINATES OF SAID TRUE POINT OF BEGINNING BEING NORTH 5,795.00 AND WEST 14,000.00; THENCE SOUTH 26°24’59” WEST 438.27 FEET TO A POINT ON THE ARC OF A 270.00-FOOT-RADIUS CURVE CONCAVE. NORTHEASTERLY, A RADIAL LINE OF SAID CURVE BEARS SOUTH 32°08’13” WEST TO SAID POINT; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 13°05’58” A DISTANCE OP 61.73 FEET TO A POINT ON THE WESTERLY LINE OF THAT PORTION OF LAND SHOWN ON THE CITY OF SAN DIEGO ENGINEER’S DRAWING NO. 10966-1-B OF THE PROPOSED LEASE OF WEST PEREZ COVE MISSION BAY PARK; THENCE NORTHWESTERLY, SOUTHEASTERLY AND SOUTHERLY ALONG THE ‘BOUNDARY OF SAID LAND THE FOLLOWING COURSES. AND DISTANCES; NORTH 13°45’54” WEST 575.54 FEET; NORTH 175.00 FEET; NORTH 23°11’55” WEST 130.00 FEET; NORTH. 39° 19’34” WEST 90.00 FEET; NORTH 14°33’01” WEST 166.22

Exhibit 1

FEET; NORTH 9°04’02” WEST 267.46 FEET TO MISSION BAY COORDINATES NORTH 6,789.12 AND WEST 14,572.15; THENCE SOUTH 69°30’00” EAST 172.53 FEET TO THE BEGINNING OF A TANGENT 300.00-FOOT-RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69°30’00” A DISTANCE OF 363.90 FEET; THENCE TANGENT TO SAID CURVE SOUTH 330.46 FEET TO THE BEGINNING OF A TANGENT 347.08 FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 385.17 FEET; THENCE TANGENT TO SAID CURVE SOUTH 63° 35’01” EAST 25.61 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1

NOVEMBER 14 1977

JOB NO. 76-1111

ATLANTIS RESTAURANT LEASE, CONTINUED

PARCEL C

WATER: 2.638 ACRES.

BEGINNING AT THE TRUE POINT OF BEGINNING OF THE LAND PARCEL FIRST HEREINABOVE DESCRIBED BEING MISSION BAY COORDINATES NORTH 5,795.00 AND WEST 14,000.00; THENCE ALONG THE NORTHEASTERLY AND EASTERLY BOUNDARY LINE OF SAID LAND PARCEL THE FOLLOWING DESCRIBED COURSES AND DISTANCES; NORTH 63°35’01” WEST 25.61 FEET TO THE BEGINNING OF A TANGENT 347.08-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 385.17 FEET; THENCE TANGENT TO SAID CURVE NORTH 330.46 FEET TO THE BEGINNING OF TANGENT 300.00 FOOT-RADIUS CURVE CONCAVE SOUTHWESTERLY; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 69°30’00” A DISTANCE OF 363.90 FEET TO A POINT OF TANGENCY WITH THE NORTHEASTERLY LINE OF SAID LAND PARCEL; THENCE LEAVING SAID NORTHEASTERLY BOUNDARY LINE OF LAND PARCEL SOUTH 69°30’00” FAST ALONG THE SOUTHEASTERLY PROLONGATION OF SAID NORTHEASTERLY LINE 341.57 FEET TO INTERSECTION WITH A LINE THAT IS PARALLEL WITH AND 125.00 FEET EAST AT RIGHT ANGLES FROM THAT COURSE IN SAID EASTERLY BOUNDARY OF SAID LAND PARCEL DESCRIBED AS “SOUTH 330.46 FEET”; THENCE SOUTH ALONG SAID PARALLEL LINE 491.84 FEET TO THE BEGINNING OF A TANGENT 222.08-FOOT-RADIUS CURVE CONCAVE NORTHEASTERLY, . WHICH CURVE IS ALSO CONCENTRIC WITH THE 347.08-FOOT-RADIUS CURVE DESCRIBED IN THE NORTHEASTERLY BOUNDARY OF SAID LAND PARCEL; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID 222.08-FOOT-RADIUS CURVE THROUGH A CENTRAL ANGLE OF 63°35’01” A DISTANCE OF 246.45 FEET; THENCE TANGENT TO SAID CURVE SOUTH 63°35’01” EAST 25.61 FEET TO INTERSECTION WITH THE NORTHEASTERLY PROLONGATION OF THE SOUTHEASTERLY LINE OF SAID LAND PARCEL BEARING NORTH 26°24’59” EAST FROM THE TRUE POINT OF BEGINNING; THENCE SOUTH 26°24’59” WEST 125.00 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit 1